SCHEDULE 14A
                  Information Required in Proxy Statement
                              (Rule 14a-101)
                         SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934
                            (Amendment No.   )

Filed by the Registrant                                / X /
Filed by a Party other than the Registrant             /   /
Check the appropriate box:
/X/  Preliminary Proxy Statement (Revised)
/ /  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                    OPPENHEIMER TOTAL RETURN FUND, INC.
-----------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)

                          KATHERINE P. FELD, ESQ.
-----------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) or Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.
-----------------------------------------------------------------
(1)  Title of each class of securities to which transaction
applies:
-----------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-----------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
(5)  Total fee paid:
-----------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid: $125
-----------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
     Preliminary Proxy Statement
-----------------------------------------------------------------
(3)  Filing Party: Katherine P. Feld. Esq.
-----------------------------------------------------------------
(4)  Date Filed: 4/11/97

[Bridget Macaskill Letterhead]


                                   April, 1997



Dear Oppenheimer Total Return Fund, Inc. Shareholder:

     We have scheduled a shareholder meeting in June for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important because these decisions can affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices, sign it, and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- a portion of which is owned by you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Directors, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

     o Election of Directors. There are eleven Directors up for reelection in June. You will find detailed information on the Directors in the enclosed proxy statement.

     o Ratification of Auditors. Each year, outside auditors are employed to review the Fund's annual financial statements, as explained in the proxy statement.

     o Approval of Certain Changes to Fundamental Investment Policies. Your approval is requested to change certain of the Fund's fundamental investment policies. These proposed changes would further define the Fund's investment parameters and provide more investment flexibility.

     o Approval of the current Investment Advisory Agreement. The Fund's Investment Advisory Agreement establishes the Manager's responsibility for day-to-day management of the Fund, including managing the Fund's investments, adherence to investment policies and arranging for the purchase and sale of securities. The Agreement also requires the Manager to maintain effective administration and recordkeeping for the Fund.

       Approval of Distribution and Service Plan for Class B Shares (Class B Shareholders Only). You are asked to approve the Fund's current Class B 12b-1 Distribution and Service Plan. The Fund's current Class B 12b-1 plan was initially approved by the Manager as the sole initial shareholder of the Fund's Class B shares, and is now being submitted to all shareholders for approval.

       Approval of Distribution and Service Plan for Class C Shares (Class C Shareholders Only). You are asked to approve the Fund's current Class C 12b-1 Distribution and Service Plan. The Fund's current Class C 12b-1 plan was initially approved by the Manager as the sole initial shareholder of the Fund's Class C shares, and is now being submitted to all shareholders for approval.

     Please read the enclosed proxy statement for complete details on these proposals. Of course if you have any questions, please contact your financial advisor or call us at 1-800-525-7048.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                   Sincerely,


                                   [Bridget Macaskill signature]


Enclosures

                                                           Preliminary Copy

Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. - Class A Shares     Be Held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund the expense of another mailing.
                                Please mark your proxy on the reverse
                                side, date and sign it, and return it
                                promptly in the accompanying envelope,
                                which requires no postage if mailed in the
                                United States.

               Please detach at perforation before mailing.

Oppenheimer Total Return        Proxy For Shareholders Meeting To
Fund, Inc. - Class A Shares     Be Held June 25, 1997

The undersigned shareholder of  Proxy solicited on behalf of the
Oppenheimer Total Return Fund, Inc.     Board of Directors, which
(the "Fund"), does hereby appoint  recommends a vote FOR the election
Robert Bishop, George C. Bowen, of all nominees for Director and FOR
Rendle Myer and Scott Farrar,   each proposal on the reverse side.
and each of them, as attorneys-in  The shares represented hereby
fact and proxies of the undersigned,    will be voted as indicated on the
with full power of substitution, to     reverse side or FOR if no choice
attend the Meeting of Shareholders is indicated.
of the Fund to be held June 25,
1997, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 11:00
A.M., Denver time, and at all
adjournments thereof, and to vote the
shares held in the name of the
undersigned on the record date for
said meeting for the election of
Directors and on the proposals
specified on the reverse side.  Said
attorneys-in-fact shall vote in
accordance with their best judgment
as to any other matter.

                                                                       OVER

Oppenheimer Total Return Proxy for Shareholders Meeting to be held
Fund, Inc. - Class A Shares        June 25, 1997

Your shareholder         Your prompt response can save your Fund money.
vote is important!       Please vote, sign and mail your proxy ballot (this
                         card) in the enclosed postage-paid envelope today,
                         no matter how many shares you own.  A majority of
                         the Fund's shares must be represented in person or
                         by proxy.  Please vote your proxy so your Fund can
                         avoid the expense of another mailing.

               Please detach at perforation before mailing.

1.           Election of    A) R. Avis       H) R. Kirchner 1.// For all nominees
  of Directors              B) W. Baker      I) B. Macaskill     listed except as marked
             C) C. Conrad   J) N Steel       to the contrary at left.
             D) J. Fossel   K) J. Swain      Instruction: To withhold
             E) S. Freedman                  authority to vote for
             F) R. Kalinowski                          any individual nominees,
             G)C.H. Kast                     line out that nominee's
                                             name at left.
                                             // Withhold authority to
                                             vote for all nominees
                                             listed at left.

2. Ratification of selection                 2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors (Proposal No. 1)
3. Approval of changes to the                3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
  / / Real Estate Investment Trusts
  / / Investments in Other Investment Companies
  / / Commodities
  / / Hedging
  / / Borrowing and Lending
  / / Unseasoned Issuers
  / / Diversification
4. Approval of the current                  4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)

NOTE: Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such.  All joint owners should sign this proxy.  If the account is registered in the name of a corporation, partnership or other entity, a duly authorized
individual must sign on its behalf and give title.
                                                                       OVER
                    Dated:                         , 1997
                    -------------------------------------
                    (Month)        (Day)

                    Signature(s)
                    -------------------------------------
                    Signature(s)
                    -------------------------------------
                    Please read both sides of this ballot.              420

                                                           Preliminary Copy

Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. - Class B Shares     Be Held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund the expense of another mailing.
                                Please mark your proxy on the reverse
                                side, date and sign it, and return it
                                promptly in the accompanying envelope,
                                which requires no postage if mailed in the
                                United States.

               Please detach at perforation before mailing.

Oppenheimer Total Return        Proxy For Shareholders Meeting To
Fund, Inc. - Class B Shares     Be Held June 25, 1997

The undersigned shareholder of  Proxy solicited on behalf of the
Oppenheimer Total Return Fund, Inc.     Board of Directors, which
(the "Fund"), does hereby appoint  recommends a vote FOR the election
Robert Bishop, George C. Bowen, of all nominees for Director and FOR
Rendle Myer and Scott Farrar,   each proposal on the reverse side.
and each of them, as attorneys-in  The shares represented hereby
fact and proxies of the undersigned,    will be voted as indicated on the
with full power of substitution, to     reverse side or FOR if no choice
attend the Meeting of Shareholders is indicated.
of the Fund to be held June 25,
1997, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 11:00
A.M., Denver time, and at all
adjournments thereof, and to vote the
shares held in the name of the
undersigned on the record date for
said meeting for the election of
Directors and on the proposals
specified on the reverse side.  Said
attorneys-in-fact shall vote in
accordance with their best judgment
as to any other matter.

                                                                       OVER
                                                                        420

Oppenheimer Total Return Proxy for Shareholders Meeting to be held
Fund, Inc. - Class B Shares        June 25, 1997

Your shareholder         Your prompt response can save your Fund money.
vote is important!       Please vote, sign and mail your proxy ballot (this
                         card) in the enclosed postage-paid envelope today,
                         no matter how many shares you own.  A majority of
                         the Fund's shares must be represented in person or
                         by proxy.  Please vote your proxy so your Fund can
                         avoid the expense of another mailing.


               Please detach at perforation before mailing.

1.           Election of    A) R. Avis       H) R. Kirchner 1.// For all nominees
  of Directors              B) W. Baker      I) B. Macaskill     listed except as marked
             C) C. Conrad   J) N Steel       to the contrary at left.
             D) J. Fossel   K) J. Swain      Instruction: To withhold
             E) S. Freedman                  authority to vote for
             F) R. Kalinowski                          any individual nominees,
             G)C.H. Kast                     line out that nominee's
                                             name at left.
                                             // Withhold authority to
                                             vote for all nominees
                                             listed at left.

2. Ratification of selection                 2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors (Proposal No. 1)
3. Approval of changes to the                3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
  / / Real Estate Investment Trusts
  / / Investments in Other Investment Companies
  / / Commodities
  / / Hedging
  / / Borrowing and Lending
  / / Unseasoned Issuers
  / / Diversification
4. Approval of the current                   4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)
5. Approval of the Fund's Class B            5./ /For  / /Against  / /Abstain
  12b-1 Distribution and Service Plan
  (Proposal No. 4)

NOTE: Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such.  All joint owners should sign this proxy.  If the account is registered in the name of a corporation, partnership or other entity, a duly authorized
individual must sign on its behalf and give title.
                                                                       OVER
                    Dated:                         , 1997
                    -------------------------------------
                    (Month)        (Day)
                    Signature(s)
                    -------------------------------------
                    Signature(s)
                    -------------------------------------
                    Please read both sides of this ballot.              420

                                                           Preliminary Copy

Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. - Class C Shares     Be Held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund the expense of another mailing.
                                Please mark your proxy on the reverse
                                side, date and sign it, and return it
                                promptly in the accompanying envelope,
                                which requires no postage if mailed in the
                                United States.

               Please detach at perforation before mailing.

Oppenheimer Total Return        Proxy For Shareholders Meeting To
Fund, Inc. - Class C Shares     Be Held June 25, 1997

The undersigned shareholder of  Proxy solicited on behalf of the
Oppenheimer Total Return Fund, Inc.     Board of Directors, which
(the "Fund"), does hereby appoint  recommends a vote FOR the election
Robert Bishop, George C. Bowen, of all nominees for Director and FOR
Rendle Myer and Scott Farrar,   each proposal on the reverse side.
and each of them, as attorneys-in  The shares represented hereby
fact and proxies of the undersigned,    will be voted as indicated on the
with full power of substitution, to     reverse side or FOR if no choice
attend the Meeting of Shareholders is indicated.
of the Fund to be held June 25,
1997, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 11:00
A.M., Denver time, and at all
adjournments thereof, and to vote the
shares held in the name of the
undersigned on the record date for
said meeting for the election of
Directors and on the proposals
specified on the reverse side.  Said
attorneys-in-fact shall vote in
accordance with their best judgment
as to any other matter.

                                                                       OVER
                                                                        420

Oppenheimer Total Return Proxy for Shareholders Meeting to be held
Fund, Inc. - Class C Shares        June 25, 1997

Your shareholder         Your prompt response can save your Fund money.
vote is important!       Please vote, sign and mail your proxy ballot (this
                         card) in the enclosed postage-paid envelope today,
                         no matter how many shares you own.  A majority of
                         the Fund's shares must be represented in person or
                         by proxy.  Please vote your proxy so your Fund can
                         avoid the expense of another mailing.

               Please detach at perforation before mailing.

1.           Election of    A) R. Avis       H) R. Kirchner 1.// For all nominees
  of Directors              B) W. Baker      I) B. Macaskill     listed except as marked
             C) C. Conrad   J) N Steel       to the contrary at left.
             D) J. Fossel   K) J. Swain      Instruction: To withhold
             E) S. Freedman                  authority to vote for
             F) R. Kalinowski                          any individual nominees,
             G)C.H. Kast                     line out that nominee's
                                             name at left.
                                             // Withhold authority to
                                             vote for all nominees
                                             listed at left.

2. Ratification of selection                 2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors (Proposal No. 1)
3. Approval of changes to the                3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
  / / Real Estate Investment Trusts
  / / Investments in Other Investment Companies
  / / Commodities
  / / Hedging
  / / Borrowing and Lending
  / / Unseasoned Issuers
  / / Diversification
4. Approval of the current                   4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)
5. Approval of the Fund's Class C            5./ /For  / /Against  / /Abstain
  12b-1 Distribution and Service Plan
  (Proposal No. 4)

NOTE: Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such.  All joint owners should sign this proxy.  If the account is registered in the name of a corporation, partnership or other entity, a duly authorized
individual must sign on its behalf and give title.
                                                                       OVER
                    Dated:                         , 1997
                    -------------------------------------
                    (Month)        (Day)
                    Signature(s)
                    -------------------------------------
                    Signature(s)
                    -------------------------------------
                    Please read both sides of this ballot.              420

                                                           Preliminary Copy

Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. Class Y Shares       Be Held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund the expense of another mailing.
                                Please mark your proxy on the reverse
                                side, date and sign it, and return it
                                promptly in the accompanying envelope,
                                which requires no postage if mailed in the
                                United States.

               Please detach at perforation before mailing.

Oppenheimer Total Return        Proxy For Shareholders Meeting To
Fund, Inc. Class Y Shares       Be Held June 25, 1997

The undersigned shareholder of  Proxy solicited on behalf of the
Oppenheimer Total Return Fund, Inc.     Board of Directors, which
(the "Fund"), does hereby appoint  recommends a vote FOR the election
Robert Bishop, George C. Bowen, of all nominees for Director and FOR
Rendle Myer and Scott Farrar,   each proposal on the reverse side.
and each of them, as attorneys-in  The shares represented hereby
fact and proxies of the undersigned,    will be voted as indicated on the
with full power of substitution, to     reverse side or FOR if no choice
attend the Meeting of Shareholders is indicated.
of the Fund to be held June 25,
1997, at 6803 South Tucson Way,
Englewood, Colorado 80112 at 11:00
A.M., Denver time, and at all
adjournments thereof, and to vote the
shares held in the name of the
undersigned on the record date for
said meeting for the election of
Directors and on the proposals
specified on the reverse side.  Said
attorneys-in-fact shall vote in
accordance with their best judgment
as to any other matter.

                                                                       OVER
                                                                        420

Oppenheimer Total Return Proxy for Shareholders Meeting to be held
Fund, Inc. Class Y Shares          June 25, 1997

Your shareholder         Your prompt response can save your Fund money.
vote is important!       Please vote, sign and mail your proxy ballot (this
                         card) in the enclosed postage-paid envelope today,
                         no matter how many shares you own.  A majority of
                         the Fund's shares must be represented in person or
                         by proxy.  Please vote your proxy so your Fund can
                         avoid the expense of another mailing.

               Please detach at perforation before mailing.

1.           Election of    A) R. Avis       H) R. Kirchner 1.// For all nominees
  of Directors              B) W. Baker      I) B. Macaskill     listed except as marked
             C) C. Conrad   J) N Steel       to the contrary at left.
             D) J. Fossel   K) J. Swain      Instruction: To withhold
             E) S. Freedman                  authority to vote for
             F) R. Kalinowski                          any individual nominees,
             G)C.H. Kast                     line out that nominee's
                                             name at left.
                                             // Withhold authority to
                                             vote for all nominees
                                             listed at left.

2. Ratification of selection                 2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors (Proposal No. 1)
3. Approval of changes to the                3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)
  / / Real Estate Investment Trusts
  / / Investments in Other Investment Companies
  / / Commodities
  / / Hedging
  / / Borrowing and Lending
  / / Unseasoned Issuers
  / / Diversification
4. Approval of the current                  4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)

NOTE: Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such.  All joint owners should sign this proxy.  If the account is registered in the name of a corporation, partnership or other entity, a duly authorized
individual must sign on its behalf and give title.
                                                                       OVER
                    Dated:                         , 1997
                    -------------------------------------
                    (Month)        (Day)

                    Signature(s)
                    -------------------------------------
                    Signature(s)
                    -------------------------------------
                    Please read both sides of this ballot.              420

                                                  Preliminary Copy

   `
Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. - Periodic Investment Plan   Be Held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund the expense of another mailing.
                                Please mark your proxy on the reverse
                                side, date and sign it, and return it
                                promptly in the accompanying envelope,
                                which requires no postage if mailed in the
                                United States.

               Please detach at perforation before mailing.

Oppenheimer Total Return        Proxy For Shareholders Meeting To
Fund, Inc. - Periodic Investment Plan   Be Held June 25, 1997

The undersigned shareholder of  Proxy solicited on behalf of the
Oppenheimer Total Return Fund, Inc.     Board of Directors, which
(the "Fund"), does hereby appoint  recommends a vote FOR the election
Robert Bishop, George C. Bowen, of all nominees for Director and FOR
Rendle Myer and Scott Farrar,   each proposal on the reverse side.
and each of them, as attorneys-in  The shares represented hereby
fact and proxies of the undersigned,    will be voted as indicated on the
with full power of substitution, to     reverse side or FOR if no choice
attend the Meeting of Shareholders is indicated.
of the Fund to be held June 25,
1997, at 6803 South Tucson Way,
Englewood, Colorado 80111 at 10:00
A.M., Denver time and at all
adjournments thereof, and to vote the
shares held in the name of the
undersigned on the record date for
said meeting for the election of
Directors and on the proposals
specified on the reverse side.  Said
attorneys-in-fact shall vote in
accordance with their best judgment
as to any other matter.

                                                                       OVER
                                                                        420

Oppenheimer Total Return        Proxy for Shareholders Meeting To
Fund, Inc. - Periodic Investment Plan   be held June 25, 1997

Your shareholder                Your prompt response can save your
vote is important!              Fund money.
                                Please vote, sign and mail your proxy
                                ballot (this card) in the enclosed
                                postage-paid envelope today, no matter how
                                many shares you own.  A majority of the
                                Fund's shares must be represented in
                                person or by proxy.  Please vote your
                                proxy so your Fund can avoid the expense
                                of another mailing.

               Please detach at perforation before mailing.

1.Election of               A) R. Avis       H) R. Kirchner 1.// For all nominees
  of Directors              B) W. Baker      I) B. Macaskill     listed except as marked
             C) C. Conrad   J) N Steel       to the contrary at left.
             D) J. Fossel   K) J. Swain
             E) S. Freedman                  Instruction: To withhold
             F) R. Kalinowski                          authority to vote for
             G)C.H. Kast                     any individual nominees,
                                             line out that nominee's
                                             name at left.
                                             // Withhold authority
                                             to vote for all nominees
                                             listed at left.

2. Ratification of selection                 2./ /For / /Against  / /Abstain
   of Deloitte & Touche LLP as
   independent auditors
   (Proposal No. 1)

3. Approval of changes to the                3./ /For  / /Against  / /Abstain
   Fund's fundamental investment
   policies (Proposal No. 2)

  / / Real Estate Investment Trusts
  / / Investments in Other Investment Companies
  / / Commodities
  / / Hedging
  / / Borrowing
  / / Unseasoned Issuers
   / / Diversification

4. Approval of the current                   4./ /For  / /Against  / /Abstain
   Investment Advisory Agreement
   (Proposal No. 3)

NOTE: Please sign exactly as your name(s) appear hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.

               Dated:                         , 1997
               -------------------------------------
                       (Month)        (Day)

               Signature(s)
               -------------------------------------
               Signature(s)
               -------------------------------------
               Please read both sides of this ballot.                   420

                                                           Preliminary Copy
                    OPPENHEIMER TOTAL RETURN FUND, INC.

             6803 South Tucson Way, Englewood, Colorado 80112

               Notice Of Meeting Of Shareholders To Be Held

                               June 25, 1997

To The  Shareholders of Oppenheimer Total Return Fund, Inc.:

Notice is hereby given that a Meeting of the Shareholders of Oppenheimer Total Return Fund, Inc. (the "Fund") will be held at
6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M.,
Denver time, on June 25, 1997, or any adjournments thereof, for the following purposes:

To be voted on by holders of:

                         Periodic
Class A     Class B      Class C                                 Class Y   Investment
Shares      Shares       Shares Shares                           Plan
  X     X    X      X      X    (a) To elect eleven Directors to hold office until
                                the next meeting of shareholders called for the
                                purpose of electing Directors and until their
                                successors are elected and shall qualify;

  X     X    X      X      X    (b) To ratify the selection of Deloitte & Touche
                                LLP as the independent certified public
                                accountants and auditors of the Fund for the
                                fiscal year beginning January 1, 1997 (Proposal
                                No. 1);

  X     X    X      X      X    (c) To approve changes to certain of the Fund's
                                fundamental investment policies (Proposal No. 2);

  X     X    X      X      X    (d) To approve the current Investment Advisory
                                Agreement between the Fund and OppenheimerFunds,
                                Inc. (the "Manager") (Proposal No. 3);

        X                       (e) To approve the Fund's Class B 12b-1
                                Distribution and                      Service Plan (only shareholders
                                of Class B shares vote on this proposal) (Proposal
                                No. 4);

             X                                                   (f) To approve the Fund's Class C 12b-1
                                                                 Distribution and         Service Plan (only shareholders
                                                                 of Class C shares vote on this proposal) (Proposal
                                                                 No. 5); and

 X     X     X      X      X    (g) To transact such other business as may
                                properly come before the meeting, or any
                                adjournments thereof.

Shareholders of record at the close of business on April 2, 1997, are entitled to notice of and to vote at the meeting. The election of Directors and the Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of the nominees as Director and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Andrew J. Donohue, Secretary

April 25, 1997


Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    OPPENHEIMER TOTAL RETURN FUND, INC.
             6803 South Tucson Way, Englewood, Colorado 80112

                              PROXY STATEMENT

                          Meeting of Shareholders
                         To Be Held June 25, 1997

This statement is furnished to the shareholders of Oppenheimer Total Return Fund, Inc. (the "Fund") in connection with the solicitation by the Fund's Board of Directors of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 10:00 A.M., Denver time, on June 25, 1997, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about April 25, 1997. For a free copy of the Fund's annual report for its most recent fiscal year ended December 31, 1996, call OppenheimerFunds Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Director named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received ("broker non-votes"), the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Directors and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. In addition, Class Y shares held by Massachusetts Mutual Life Insurance ("MassMutual") and shares held by the Oppenheimer Total Return Fund, Inc. Periodic Investment Plan (see "Shares Outstanding and Entitled to Vote," below) for which no voting instructions are received ("shadow votes") will be voted by MassMutual and the Periodic Investment Plan, respectively, in the same proportion as shares for which voting instructions were received in time to be voted. Abstentions, broker non-votes and shadow votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Director and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon);
(2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone or other means; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of April 2, 1997, the record date, there were approximately 270,696,010 shares of the Fund issued and outstanding, consisting of approximately 178,103,277 Class A shares, 79,360,554 Class B shares, 2,273,399
Class C shares, 1,919,275 Class Y shares and 9,039,505 Periodic Investment Plan shares. Each Class A, Class B, Class C shares, Class Y and Periodic Investment Plan share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of April 2, 1997, the only entity owning of record or known by management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of any class of the Fund's shares was: (i) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd floor, Jacksonville, FL 32246-6484, which owned of record 141,522.000 Class C shares (6.22% of that class) for the benefit of its customers and not for its own account, (ii) Massachusetts Mutual Life Insurance Company Act, Separate Investment Account N1, 1295 State Street, Springfield, MA 01111, which owned of record 1,919,275.344 Class Y shares (100% of that class), and (iii) Oppenheimer Total Return Fund, Inc. Periodic Investment Plan, 6803 South Tucson Way, Englewood, CO 80112, which owned 100% of the shares of Periodic Investment Plan.

                           ELECTION OF DIRECTORS

At the Meeting, eleven Directors are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Directors and until their successors shall be duly elected and shall have qualified. Each nominee has agreed to be named and to serve. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. As a Maryland corporation, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, the Directors will be elected for indefinite terms until a shareholder meeting is called for the purpose of voting for Directors and until their successors are elected and shall qualify.

Each of the nominees is also a Director, director or managing general partner of Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Centennial America Fund, L.P., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (which together with the Fund, comprise the "Denver-based Oppenheimer funds"), except that Mr. Fossel and Ms. Macaskill are not Directors of Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds and Oppenheimer Integrity Funds and Mr. Fossel is not a Director of Centennial New York Tax Exempt Trust or a managing general partner of Centennial America Fund, L.P. Ms. Macaskill is the President and Mr. Swain is the Chairman and CEO, of all the Denver Oppenheimer funds.

Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. Mr. Fossel may also be considered an "interested person" of the Fund or the Manager. Please see the section entitled "The Manager, the Distributor and the Transfer Agent" under Proposal No. 3 for more information. The year given below indicates when the nominee first became a Director or Trustee of any of the Denver-based Oppenheimer funds without a break in service. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position. As of April 2, 1997, the Directors and officers of the Fund as a group owned approximately 62,560 Class A shares of the Fund in the aggregate (including 2,746.848 shares owned by Ms. Macaskill's spouse, of which she disclaims beneficial ownership), which is less than 1% of the outstanding shares of that class. None of the Directors or officers owned any Class B, or Class C or Class Y or Periodic Investment Plan shares of the Fund.

                                                     Class A Shares
                                                     Beneficially
Name And           Business Experience               Owned as of
Other Information  During the Past Five Years        April 2, 1997
Robert G. Avis*    Vice Chairman of A.G. Edwards & Sons,         -0-
first became a     Inc. (a broker-dealer) and A.G.E. Edwards,
Director in 1993.  Inc. (its parent holding company);
Age:  65           Chairman of A.G.E. Asset Management and
                   A.G. Edwards Trust Company (its affiliated
                   investment adviser and trust company,
                   respectively).

William A. Baker   Management Consultant.            -0-
first became a
Director in 1966.
Age:  82

Charles Conrad, Jr.                                  Chairman and Chief Executive Officer 300.438
first became a     of Universal Space Lines, Inc. (a
Director in 1970.  space services management company);
Age:  66           formerly Vice President of McDonnell
                   Douglas Space Systems Co. and associated
                   with the National Aeronautics and Space
                   Administration.

Jon S. Fossel*     Member of the Board of Governors of the       -0-
first became a     Investment Company Institute (a national
Director in 1990.  trade association of investment  companies),
Age:  54           Chairman of the Investment Company
                   Institute Education Foundation; formerly
                   Chairman and a director of the Manager,
                   President and a director of Oppenheimer
                   Acquisition Corp. ("OAC"), the Manager s
                   parent holding company, and formerly
                   a director of Shareholder Services, Inc.
                   ("SSI") and Shareholder Financial
                   Services, Inc. ("SFSI"), transfer agent
                   subsidiaries of the Manager.

Sam Freedman       Formerly Chairman and Chief Executive         -0-
first become a     Officer of OppenheimerFunds Services,
Director in 1996.  a division of the Manager which is a
Age 56             transfer agent; formerly Chairman, Chief
                   Executive Officer and a director of SSI & SFSI;
                   Vice President and director of OAC, and
                   a director of the Manager.

Raymond J. Kalinowski                                Director of Wave Technologies International,   -0-
first became a     Inc. (a computer products training company);
Director in 1988.  formerly Vice Chairman and a director of
Age:  67           A.G. Edwards, Inc., parent holding company
                   of A.G. Edwards & Sons, Inc. (a broker-dealer),
                   of which he was a Senior Vice President.

C. Howard Kast     Formerly Managing Partner of Deloitte,        -0-
first became a     Haskins & Sells (an accounting firm).
Director in 1988.
Age:  75

Robert M. Kirchner President of The Kirchner Company 9,368.353
first became a Director                              (management consultants).
in 1963.
Age: 75

Bridget A. Macaskill*                                President, Chief Executive Officer and a  29,940.425**
first become a     a Director of the Manager and HarbourView
Director in 1995.  Asset Management Corporation
Age:  48           ("HarbourView"), an investment adviser
                   subsidiary of the Manager; Chairman and a
                   director of SSI and SFSI; President and a
                   director of OAC and Oppenheimer
                   Partnership Holdings, Inc., a holding
                   company subsidiary of the Manager; a
                   director of Oppenheimer Real Asset
                   Management, Inc.; formerly Executive
                   Vice President of the Manager.

Ned M. Steel       Chartered Property and Casualty Underwriter;  14,938.53+
first became a     a director of Visiting Nurse Corporation of
Director in 1963.  Colorado; formerly Senior Vice President
Age:  81           and a director of Van Gilder Insurance Corp.
                   (insurance brokers).

James C. Swain     Vice Chairman of the Manager; formerly a      -0-
first became a     director of the Manager, President and a
Director in 1969.  director of Centennial Asset Management
Age:  63           Corporation ("Centennial"), an investment
                   adviser subsidiary of the Manager, and
                   Chairman of the Board of SSI.]

--------------------------
*A nominee who is an "interested person" of the Fund and the Manager under the Investment Company Act.

**2,746.484 of these shares are owned by Ms. Macaskill's spouse, of which she disclaims beneficial ownership.

+256.624 of these shares are owned by Mr. Steel's spouse, of which he disclaims beneficial ownership.
Vote Required. The affirmative vote of a majority of the votes cast by shareholders of the Fund without regard to class is required for the election of a nominee as Director. The Board of Directors recommends a vote for the election of each nominee.

Functions of the Board of Directors. The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Directors were held during the fiscal period ended December 31, 1996. Each of the Directors was present for at least 75% of the meetings held of the Board (except Mr. Freedman who was appointed a Director on June 27, 1996 and attended all Board meetings during the remainder of the Fund's fiscal year ended December 31, 1996) and of all committees on which that Director served. The Directors of the Fund have appointed an Audit Committee, comprised of Messrs. Baker (Chairman), Conrad and Kirchner, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Manager or the Fund. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund; (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Directors. The Committee met six times during the fiscal year ended December 31, 1996. The Board of Directors does not have a standing nominating or compensation committee.

  Remuneration of Directors.  The officers of the Fund are
affiliated with the Manager.   They and the Directors of the Fund
who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Directors) receive no salary or fee from the Fund. The remaining Directors of the Fund (excluding Mr. Fossel) received the compensation shown below from the Fund during its fiscal year ended December 31, 1996, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Director, Trustee or Managing General Partner. Mr. Freedman became a Director on June 22, 1996. Mr. Fossel received no payments from the Fund during any period noted below. Compensation is paid for services in the positions listed beneath their names:

                      Aggregate
                      Compensation       Total Compensation
                      From the Fund      From All
                      Fiscal Year        Denver-based
Name and Position     Ended 12/31/96     Oppenheimer funds1
Robert G. Avis        $7,569             $58,003
  Director

William A. Baker      $10,402            $79,715
  Audit and Review
  Committee Chairman
  and Director

Charles Conrad, Jr.   $9,749             $74,717
  Audit and Review
  Committee Member
  and Director

Sam Freedman          $3,850             $29,502
  Director

Raymond J. Kalinowski $9,678             $74,173
  Risk Management
  Oversight Committee
  Member and Director

C. Howard Kast        $9,678             $74,173
  Risk Management
  Oversight Committee
  Member and Director

Robert M. Kirchner    $7,749             $74,713
  Audit and Review
  Committee Member
  and Director

Ned M. Steel                             $7,569   $58,003
  Director

----------------------
1 For the 1996 calendar year during which the Denver-based funds listed in the first paragraph of this section included Panorama
Series Fund, Inc., which became an Oppenheimer fund in June of 1996.

Officers of the Fund. Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the executive officers who are not Directors of the Fund, including their business experience during the past five years.

Bruce Bartlett, Vice President and Portfolio Manager; Age: 47
Vice President of the Manager; an officer of other Oppenheimer funds, formerly a Vice President and Senior Portfolio Manager at First of America Investment Corp.

Diane L. Sobin, Vice President and Portfolio Manager; Age: 35
Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Vice President and Senior Portfolio Manager for Dean Witter Inter Capital, Inc.

Andrew J. Donohue, Vice President and Secretary; Age 46.
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, General Counsel and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Assistant Secretary and Treasurer;
Age 60.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer and Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. and an officer of other Oppenheimer funds.

Robert G. Zack, Assistant Secretary; Age 48.
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other
Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 38.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 31.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager.

             RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Directors and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Manager, at a meeting held December 17, 1996, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the ensuing fiscal year. Deloitte also serves as auditors for certain other funds for which the Manager acts as investment adviser and also serves as auditors for the Manager and certain of its affiliates. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. The Board of Directors recommends approval of the selection of Deloitte as auditors of the Fund.

                   APPROVAL OF CHANGES TO CERTAIN OF THE
                  FUND'S FUNDAMENTAL INVESTMENT POLICIES
                             (Proposal No. 2)

The Manager proposes that certain of the Fund's fundamental investment policies be changed, as described below, to give the Fund further investment flexibility. An investment policy that has been designated as "fundamental" is one that cannot be changed without the requisite shareholder approval described below under "Vote Required." Non-fundamental investment policies may be changed by the Manager in consultation with and approval by the Board of Directors without the expense and delay of seeking shareholder approval. A vote in favor of this Proposal shall be a vote in favor of all proposed investment policy changes described in this Proposal. If approved, the effective date of this Proposal may be delayed until the Fund's Prospectus or Statement of Additional Information is updated to reflect these changes.

At a meeting held February 25, 1997, the Fund's Board of Directors, including a majority of its independent Directors, determined that the best interests of the Fund would be served by allowing the Fund greater investment flexibility, as set forth in these proposed investment policy changes, in response to market or regulatory developments.

  Real Estate Investment Trusts. As a matter of fundamental policy, "The Fund cannot purchase or sell real estate, including interests in real estate investment trusts." The Manager proposes that this fundamental policy be replaced, subject to shareholder approval, with the following fundamental policy, thereby removing the prohibition on investing in real estate investment trusts ("REITs"):

        The Fund cannot invest in real estate or in interests in real estate, but may purchase securities of issuers holding real estate or interests therein.

This new policy on investments in real estate must be fundamental, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act of 1940. Securities of companies holding real estate or interests therein, including REITs and real estate limited partnerships, seek to earn profits for investors by managing income-producing real estate or lending money to developers.
Assets are generally managed by one or more trustees (in the case of a REIT) or general partners (in the case of a real estate limited partnership) who control acquisitions and investments. There are special risks associated with these types of investments. The value of the Fund's investments in REITs or real estate limited partnerships will be affected by changes in the values of the underlying real estate investments as well as changes in interest rates. At times, the real estate market can be volatile and prices can changes substantially. These risks may affect the Fund's net asset values per share.

  Investments in Other Investment Companies. Currently, as a matter of fundamental policy, the Fund cannot buy securities of other investment companies, except in connection with a merger or consolidation. The Manager proposes that this fundamental policy be eliminated.

Until the recent enactment of the National Securities Markets Improvement Act of 1996 (the "Securities Markets Improvement Act"), the ability of investment companies to invest in other investment companies had been significantly limited. With the passage of the Securities Markets Improvement Act, the ability to invest in other investment companies has been greatly expanded and the Securities and Exchange Commission has been granted broad exemptive authority to permit other arrangements. Accordingly, the elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law, regulation and exemptions, subject to the approval by the Board of Directors. This change would also permit the Fund, subject to approval by the Board of Directors, to adopt a "master-feeder" structure. The Fund has no current plans to adopt a "master-feeder" structure.

  Commodities. As a matter of fundamental policy, "The Fund cannot purchase or sell commodities or commodity contracts or purchase securities for speculative short-term purposes; however, the Fund may buy or sell any of the Hedging Instruments which it may use as permitted by any of its other investment policies, whether or not any such Hedging Instrument is considered to be a commodity or commodity contract."

This policy prohibits the Fund from trading in physical commodities, and the Fund does not seek permission to trade physical commodities. However, this investment policy could be read to prohibit the Fund from buying or selling options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes unless they are hedging instruments.

The Manager proposes that this fundamental investment policy be deleted and replaced with a new policy that is also fundamental, as required by sections 8(b)(1) and 13(a)(2) of the Investment Company Act of 1940. Although the Fund's current Prospectus contains disclosure regarding options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities, including "commodity-linked" notes, replacing this fundamental investment policy as described below will resolve any ambiguity as to whether
the Fund may invest in those instruments.   The new fundamental
policy would read as follows:

        The Fund cannot invest in physical commodities or physical commodity contracts, or purchase securities for speculative short-term purposes; however, the Fund may: (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

  Hedging. The Fund has two related fundamental investment policies that pertain to the use of hedging instruments, as follows:

       The Fund cannot purchase securities on margin or sell securities short; however, the Fund may make margin deposits in connection with any of the Hedging Instruments it may use as permitted by any of its other investment policies.

       The Fund may not mortgage, pledge, or hypothecate securities; however the Fund may enter into the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with Hedging Instruments the Fund may use under its other fundamental policies.

The Manager proposes that these two fundamental policies be amended to allow the Fund to enter into escrow, collateral and margin arrangements in connection not only with its hedging instruments, but also with any of its permitted investments.

These revised fundamental investment policies would read as follows:

       The Fund cannot purchase securities on margin or sell securities short; however, the Fund may make margin deposits in connection with any of its other investments.

       The Fund may not mortgage, pledge or hypothecate securities; however, the Fund may enter into the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of its other investments.

  Borrowing and Lending. The Fund has a fundamental investment policy that it cannot borrow or lend money, and that it cannot lend portfolio securities (with certain exceptions). This current fundamental policy reads as follows:

       The Fund may not borrow or lend money, or lend, pledge, mortgage, or hypothecate securities except as provided [in the Fund's Prospectus] under "Loans of Portfolio Securities" (however, the Fund may purchase bonds or other debt securities, and enter into escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with Hedging Instruments the Fund may use under its other fundamental policies).

The Manager proposes that this fundamental investment policy be deleted and replaced with two new fundamental policies, one for borrowing to give the Fund flexibility to borrow money in the event of an emergency, and the other to clarify the policy on loans. An emergency might be for example, unanticipated redemptions which would require the sale of portfolio securities at a time or price disadvantageous to the Fund.

These new fundamental investment policies would read as follows:

       The Fund cannot borrow money, except for temporary, emergency purposes or under other unusual circumstances.

       The Fund cannot make loans, except that the Fund may purchase debt securities and enter into repurchase agreements or when-issued, delayed delivery or similar securities transactions, and may lend its portfolio securities.

  Unseasoned Issuers. As a matter of fundamental policy, "The Fund cannot invest in securities of any corporation which has a record of less than three years' continuous operation." The Manager proposes that this fundamental policy be replaced with the following non-fundamental investment policy, which could be changed by the Manager in consultation with and approval by the Board of
Directors:

       The Fund cannot invest in securities of any corporation which has a record of operations of less than three years, including operations of any predecessors.

  Diversification. Under the Investment Company Act, a "diversified" management investment company such as the Fund is defined as one wherein, with respect to at least 75% of its total assets, (i) no more than 5% of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government or its agencies or instrumentalities) and (ii) the Fund owns no more than 10% of that issuer's voting securities. Under the Fund's current diversification policy, which is a fundamental policy, the Fund is diversified, that is, applies the policies described in clauses (i) and (ii) above, with respect to 100% of its total assets, and imposes additional restrictions not required by the Investment Company Act. The Fund's current diversification policy reads as follows:

       The Fund may not invest more than 5% of its assets in securities of any one issuer other than the U.S. Government; the Fund may not purchase the securities of any one issuer if immediately thereafter, the Fund would own more than 10% of the outstanding voting securities or 10% of any one class of securities of such issuer (except for securities of investment companies acquired in exchange for Fund shares).

If shareholders approve this Proposal No. 2, the Fund would change its diversification from 100% to 75% of its total assets, as permitted by the Investment Company Act. The Fund's revised diversification policy, which would be a fundamental policy, would provide that:

       The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

Approval of this Proposal will enable the Fund to freely invest up to 25% of its total assets. As a result, the Fund's portfolio could be less diversified from time to time, and thus subject, to a greater extent, to changes in value of any one such portfolio holding. Under either 100% or 75% diversification, each foreign government is considered to be an issuer for diversification purposes. Under the Fund's current 100% diversification policy, the Fund is limited to investing no more than 5% of its total assets in securities of any one foreign government, including securities issued by that foreign government's agencies or instrumentalities. The Fund wishes to be able to take greater advantage of investment opportunities that exist from time to time in foreign government securities. The change will also permit the Fund to increase its investments in certain securities, if the Fund so chooses, and will permit investment flexibility to a greater degree.

Vote Required. An affirmative vote of the holders of a "majority of all outstanding voting securities" (as defined in the Investment Company Act) of the Fund is required for approval of this Proposal; the classes do not vote separately. The requirement for such "majority" is defined in the Investment Company Act as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The Board of Directors recommends a vote in favor of approving this Proposal.

             APPROVAL OF CURRENT INVESTMENT ADVISORY AGREEMENT
                             (Proposal No. 3)

The Fund has an Investment Advisory Agreement dated October 22, 1990 with the Manager (the "Agreement") which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act) of the Fund or of the Manager, on December 17, 1996. Prior to January 5, 1996, the Manager was known as Oppenheimer Management Corporation. The Agreement was approved by shareholders of the Fund at a meeting held on October 1, 1990 because of the acquisition of the Manager by Massachusetts Mutual Life Insurance Company ("MassMutual") through a wholly-owned subsidiary, Oppenheimer Acquisition Corp. The Board of Directors has determined to submit the Fund's current Investment Advisory Agreement for shareholder approval. The Agreement, included in this Proxy Statement as Exhibit A, has not been modified or amended since it was last approved by shareholders, and the Board recommends approval of the Investment Advisory Agreement without any amendments. If approved by the shareholders at this meeting, the Agreement will continue in effect until December 31, 1997, and thereafter from year to year unless terminated, but only so long as such continuance is approved in accordance with the Investment Company Act.

Under the Agreement, the Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The management fee, computed daily and payable monthly under the Agreement to the Manager, is computed on the average annual net assets of the Fund at the following annual rates: 0.75% of the first $100 million of average annual net assets; 0.70% of the next $100 million; 0.65% of the next $100 million; 0.60% of the next $100 million; 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. During the fiscal year ended December 31, 1996, the Fund paid the Manager a fee of $12,631,975 under the Agreement. The Manager also acts as investment adviser to other Oppenheimer funds that have similar or comparable investment objectives. A list of those funds and the net assets and advisory fee rates paid by those Fund is contained in Exhibit B to this Proxy Statement.

The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment as well as to provide, and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Expenses not expressly assumed by the Manager under the Agreement or by the Distributor of the Fund's shares are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share certificate issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

The Agreement contains no expense limitation. However, independently of the Agreement, the Manager has undertaken that the total expenses of the Fund (including the management fee but excluding taxes, interest, brokerage fees and any extraordinary non-recurring expenses, such as litigation) shall not exceed the most stringent applicable state regulatory limitation. The payment of the management fee at the end of any month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation. The Manager has reserved the right to change or eliminate this expense limitation at any time. Due to changes in federal securities laws, such state regulatory limitation no longer applies, and the Manager anticipates that it will withdraw its undertaking with the Fund's next updated Prospectus and Statement of Additional Information. During the Fund's most recent fiscal year ended December 31, 1996, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

So long as it shall have acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing contained in the Agreement shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Provisions of the Agreement. One of the duties of the Manager under the Agreement is to arrange the portfolio transactions for the Fund. The Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

Under the Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commissions are fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices. Subject to the provisions of the Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory; (ii) the trade was executed by the broker on an agency basis at the stated commission; and (iii) the trade is not a riskless principal transaction.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Directors, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, serves as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis, for which it was paid $2,897,019 by the Fund during its fiscal year ended December 31, 1996.

The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111.
OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 1996, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 716,943 shares of Class B voting stock, and
(iii) 1,353,873 shares of Class C non-voting stock. This collectively represented 86.2% of the outstanding common stock and 94.2% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 407,866 shares of the Class B voting stock, representing 8.3% of the outstanding common stock and 4.1% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 684,407 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund, and Ms. Macaskill and Mr. Swain, who serve as Directors of the Fund. Holders of OAC Class B and Class C common stock may put
(sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period November 1, 1995 to December 31, 1996, the only transactions by persons who serve as Directors of the Fund were by Ms. Macaskill, who surrendered to OAC 20,000 stock appreciation rights issued in tandem with the Class C OAC options, for cash payments aggregating $1,421,800, Mr. Fossel who sold 117,838 shares of Class B OAC common stock to MassMutual for an aggregate of $15,133,735, Mr. Swain who surrendered to OAC 20,000 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment aggregating $2,267,780, and Mr. Freedman who surrendered to OAC 45,474 stock appreciation rights issued in tandem with Class C OAC options, for a cash payment of $4,808,876. Mr. Freedman and Mr. Fossel no longer hold any OAC stock, stock appreciation rights or other financial interests in the Manager or any of its affiliates. Mr. Fossel, however, may be entitled to an additional payment to be made in 1997.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, President, Chief Executive Officer and a director; Donald W. Spiro, Chairman Emeritus; Robert G. Galli and James C. Swain, Vice Chairmen; Robert C. Doll, O. Leonard Darling, Paula Gabriele, Barbara Hennigar, James Ruff, Loretta McCarthy, Tilghman G. Pitts III and Nancy Sperte, Executive Vice Presidents; Andrew J. Donohue, Executive Vice President and General Counsel; George C. Bowen, Senior Vice President and Treasurer; Peter M. Antos, Victor Babin, Robert A. Densen, Ronald H. Fielding, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, Ralph Stellmacher, John Stoma, Jerry
A. Webman, William L. Wilby and Robert G. Zack, Senior Vice Presidents. These officers are located at one of the four offices of the Manager: Two World Trade Center, New York, NY 10048; 6803 South Tucson Way, Englewood, CO 80112; 350 Linden Oaks, Rochester, NY 14625 and One Financial Plaza, 755 Main Street, Hartford, CT 06103.

Considerations by the Board of Directors. In connection with the annual review by the Board of Directors in December 1996 to determine if the Investment Advisory Agreement should be approved and renewed, the Board and the Independent Directors considered and reviewed materials prepared for this purpose by a consultant. The Board also considered materials provided by the Manager. As a result of its deliberations, the Board of Directors including the Independent directors concluded to approve and renew the Agreement without amendment for an additional one year period.

The materials reviewed and considered by the Board included information on: the nature, quality and extent of services rendered by the Manager to the Fund; an analysis of the Fund s investment advisory fee, investment performance, expense ratios and expenses of the Fund as compared in each case to comparable mutual funds; the investment performance of other mutual funds for which the Manager acts as investment adviser; information on the portfolio manager for the Fund and his experience and qualifications; the profitability of the Manager from its investment advisory operations for the Fund and other mutual funds for which it or its affiliates are the investment adviser; the financial condition and resources of the Manager and its parent, OAC; the benefits which the Manager obtains from its relationship with the Fund; and economies of scale made available to the Fund by the Manager. The Board also considered the terms and conditions of the current Agreement, and considered alternatives to the use of the Manager.

The Board of Directors including the Independent Directors considered all of the above matters in reaching its decision to approve the Agreement and to renew it for an additional year. The Board did not single out any one factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board of Directors also considered that the Manager has been the investment adviser for the Fund for a number of years and the Board has found the performance of the Manager pursuant to the Investment Advisory Agreement to be satisfactory.

Determination by the Independent Directors and the Board of Directors. After completion of its review, the Independent
Directors recommended that the Board of Directors approve, and the Board unanimously approved, the Agreement.

Vote Required. An affirmative vote of the holders of a "majority of all outstanding voting securities" (as defined in the Investment Company Act) of the Fund is required for approval of the Agreement; the classes do not vote separately. The requirements for such "majority" are described in Proposal No. 2. The Board of Directors recommends a vote in favor of approving the Investment Advisory Agreement.

            APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 4)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on _______. In connection with the initial public offering of these shares, the Fund had previously adopted a Distribution and Service Plan for Class B shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class B shares, approved this Distribution and Service Plan for the Class B shares of the Fund. At a meeting held _________, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved the Distribution and Service Plan dated _____________ and determined to recommend it for approval by all shareholders.

At a meeting held October 22, 1996, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved and renewed for an additional year the Distribution and Service Plan for Class B shares with non-material changes. On February 25, 1997, the Fund's Board reviewed its previous deliberations at the October 22, 1996 Board meeting and determined to submit the Distribution and Service Plan to Class B shareholders for approval. A copy of this Distribution and Service Plan for Class B shares dated __________ (the "Distribution and Service Plan") is attached as Exhibit C to this proxy statement, and is hereby submitted to Class B shareholders for approval.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class B shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions, and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distribution and Service Plan also provides that where the dealer has entered into an agreement with the Distributor, the Distributor will pay to the dealer on a quarterly basis the service fee and the asset-based sales charge payable on Class B shares in lieu of paying the sales commission of 3.75% and the advance of the service fee at the time of purchase.

Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the fiscal period ended December 31, 1996 totalled $________ (____% of the Fund's average net assets represented by Class B shares during that period), of which $______ was retained by the Distributor and $_________ was paid to an affiliate of the Distributor.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.


Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund.
The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

            APPROVAL OF THE FUND'S CLASS C 12b-1 DISTRIBUTION
                      AND SERVICE PLAN AND AGREEMENT
                             (Proposal No. 5)

NOTE: This Proposal applies to Class C Shareholders only.

Class C shares were first offered to the public on _________. In connection with the initial public offering of these shares, the Fund had previously adopted a Distribution and Service Plan for Class C shares pursuant to Rule 12b-1 of the Investment Company Act, in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge. The Manager, as the sole initial shareholder of the Fund's Class C shares, approved this Distribution and Service Plan for the Class C shares of the Fund. At a meeting held ___________, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund or the Manager, and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements ("Independent Trustees"), approved the Distribution and Service Plan dated ___________ and determined to recommend it for approval by all shareholders.

At a meeting held October 22, 1996, the Fund's Board of Trustees, including a majority of the Independent Trustees, approved and renewed for an additional year the Distribution and Service Plan for Class C shares with non-material changes. On February 25, 1997, the Fund's Board reviewed its previous deliberations at the October 22, 1996 Board meeting and determined to submit the Distribution and Service Plan to Class B shareholders for approval. A copy of this Distribution and Service Plan for Class C shares (the "Distribution and Service Plan") is attached as Exhibit D to this proxy statement, and is hereby submitted to Class C shareholders for approval.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class C Shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class C shares, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers, dealers, banks or other institutions ("Recipients") a service fee of 0.25% for personal services to Class C shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class C shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients, (iii) obtaining financing or providing such financing from its own resources or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance for Class C shares, and (iv) paying certain other distribution-related expenses. The other distribution assistance in connection with the sale of Class C shares rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, processing Class C share purchase and redemption transactions, and providing such other information in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. Where the dealer has entered into an agreement with the Distributor, the Distributor shall pay to the dealer on a quarterly basis the service fee and asset-based sales charge in lieu of paying the 0.75% sales commission and the advance of the service fee at the time of purchase. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge and service fee could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class C shares of the Fund by 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class C Plan for the fiscal period ended August 31, 1996 totalled $______ (___% of the Fund's average net assets represented by Class C shares during that period), of which $25,989 was retained by the Distributor and $________ was paid to an affiliated broker/dealer.

If the Class C shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class C shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class C shareholders by providing financial incentives to financial intermediaries to attract new Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class C shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class C shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund.
The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class C shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's Class C voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are described in Proposal No. 2. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plan and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.

                     RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                              OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Directors,


Andrew J. Donohue, Secretary
April 25, 1997

                                                                  Exhibit A

                       INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT made as of the October 22, 1990, by and between OPPENHEIMER TOTAL RETURN FUND, INC. (hereinafter the "Fund"), and
OPPENHEIMER MANAGEMENT CORPORATION (hereinafter the "Manager"):

     WHEREAS, the Fund is an open-end, diversified investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and the Manager is a registered investment adviser;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. GENERAL PROVISION.

   The Fund hereby employs the Manager and the Manager hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules and regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Certificate of Incorporation and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Directors of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act and the Fund's By-Laws, or as such policies may, from time to time, be amended by the Fund's shareholders; and (vi) the Prospectus of the Fund in effect from time to time. The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Directors and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund's portfolio securities which are either not registered for public sale or not being traded on any securities market.

2. INVESTMENT MANAGEMENT.

   (a) The Manager shall, subject to the direction and control by the Fund's Board of Directors (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph "6" hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. The Manager shall also conduct investigations and research in the securities field and furnish to the Fund's Board of Directors statistical and other factual information and reports on industries, businesses or corporations, to assist the Manager and the Fund's Board of Directors in furthering the investment policies of the Fund; and the Manager shall compile, for its use and that of the Fund, and furnish to the Fund's Board of Directors, information and advice on economic and business trends, and render such other complete investment management services as may be necessary or appropriate to effectuate the investment of the resources of the Fund through the acquisition, holding and disposition of portfolio securities.

   (b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 6 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

   (c) So long as it shall have acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of any security irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. Nothing herein contained shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

   (d) Nothing in this Agreement shall prevent the manager or any officer thereof from acting as investment adviser or performing management services for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of its directors, officers, shareholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Manager of its duties and obligations under this Agreement, nor adversely affect the Fund.

3. OTHER DUTIES OF THE MANAGER.

   The Manager shall, at its own expense, provide and supervise the activities of all executive, administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission, and the laws of any state, territory or possession of the United States or any foreign country; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders; and the composition of such registration statements as may be required by federal securities laws and the laws of any state, territory or possession of the United States or any foreign country for continuous public sale of shares of the Fund. The Manager shall, at its own cost and expense, provide such officers for the Fund as the Fund's Board may request and shall also provide the Fund's Directors, at their request, with adequate office space, and normal office equipment and secretarial assistance as may be necessary for them to perform their functions as such, and the Manager shall, at its own cost and expense, calculate the daily net asset value of the Fund's shares and maintain the Fund's general accounting books and records. The cost and expenses of the Manager set forth in this paragraph 3 do not include the transfer agent and other costs and expenses set forth in paragraph 4 following.

4. ALLOCATION OF EXPENSES TO THE FUND.

   All other costs and expenses not expressly assumed by the Manager under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums on fidelity and other coverage requisite to its operations; (iv) compensation and expenses of its Directors except as qualified further in this paragraph 4; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration of the Fund's shares for public sale under federal securities laws or the laws of any state, territory or possession of the United States or any foreign country; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (xi) except as noted in paragraph 3 hereof, all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and the legal obligation or right which the Fund may have to indemnify its officers and Directors with respect thereto unless the Fund has the right to recover said indemnity payments from the Manager. Any officers or employees of the Manager or any entity controlling, controlled by or under common control with the Manager who may also serve as officers, Directors or employees of the Fund shall not receive any compensation by the Fund for their services.

5. COMPENSATION OF THE MANAGER.

   The Fund agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the net asset value of the Fund as of the close of each business day and payable monthly at the following annual rates:

      .75% of the first $100 million of net assets;
      .70% of the next $100 million;
      .65% of the next $100 million;
      .60% of the next $100 million;
      .55% of the next $100 million;
      .50% of net assets in excess of $500 million.

6. PORTFOLIO TRANSACTIONS AND BROKERAGE.

   (a) The Manager will render all services for the Fund in connection with placing orders with brokers and dealers for the purchase, sale or trade of securities for the Fund's portfolio.

   (b) The Manager is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers (as that term is defined in the Investment Company Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable securities price obtainable) of the Fund's portfolio transactions as well as to obtain, consistent with provisions of subparagraph (c) of this paragraph 6, the benefit of such investment information or research as will be of significant assistance to the performance by the Manager of its investment management functions.

   (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by, participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

   (d) The Manager shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions and who provide "brokerage and/or research services" (as such services are defined in Section 28 (e) (3) of the Securities Exchange Act of
1934) for the Fund and/or other accounts for which the Manager exercises "investment discretion" (as that term is defined in Section 3 (a) (35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund's Directors were reasonable in relation to the benefits to the Fund.

   (e) The Manager shall have discretion in the interests of the Fund and when consistent with the then effective rules of the Commission and the National Association of Securities Dealers, Inc., to consider the sales of shares of the Fund and other Funds managed by the Manager and its affiliates as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In doing so, the portfolio transactions must be (i) consistent with obtaining the "best execution" of the Fund's portfolio transactions (as defined in subparagraph (b) of this paragraph), and (ii) the commissions paid to brokers selected wholly or partly on this basis do not exceed the commissions otherwise authorized by this Management Agreement.

   (f) The Manager shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by, the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Directors and the provisions of this paragraph 6.

   (g) The Fund recognizes that an affiliated broker (i) may act as one of the Fund's regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund, and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated in any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

7. USE OF NAME "OPPENHEIMER".

   The Manager hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. To the extent necessary to protect the Manager's rights to the name "Oppenheimer" under applicable law, such license shall allow the Manager to inspect and, subject to control by the Fund's Board, control the nature and quality of services offered by the Fund under such name. Such license may, upon termination of this Agreement, be terminated by the Manager, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" in the name of the Fund or otherwise. The name "Oppenheimer" may be used by the Manager in connection with any of its activities, or licensed by the Manager to any other party.

8. DURATION.

   This Agreement will take effect on the date first set forth above and shall continue in effect until December 31, 1991, and thereafter, from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Directors, including the vote of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a majority of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Directors.

9. TERMINATION.

   This Agreement may be terminated (i) by the Manager at any time without penalty by giving sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

10.   ASSIGNMENT OR AMENDMENT.

   This Agreement may not be amended or the rights of the Manager thereunder sold, transferred, pledged or otherwise in any manner encumbered without the affirmative vote or written consent of the holders of the majority of the outstanding voting securities of the Fund; this Agreement shall automatically and immediately terminate in the event of its assignment.

11.   DEFINITIONS.

   The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act and other applicable laws.


ATTEST:             OPPENHEIMER TOTAL RETURN FUND, INC.



/s/ Sara L. Badler       By:  /s/ Robert G. Galli
-------------------      ----------------------------------
Sara L. Badler           Robert G. Galli, Vice President



ATTEST:                  OPPENHEIMER MANAGEMENT CORPORATION



/s/ Sara L. Badler       By:  /s/ Katherine P. Feld
-------------------      ----------------------------------
Sara L. Badler           Katherine P. Feld, Secretary

                                                                  Exhibit B



                         Approximate
                         Net Assets as
                         of 12/31/96 Advisory Fee Rate as % of
Name of Fund             ($ Millions)             Average Annual Net Assets
Oppenheimer Total Return $2,615.1    .75% of the first $100 million of average
  Fund, Inc.                             annual net assets,
                                     .70% of the next $100 million,
Oppenheimer Equity Income            $2,678.3     .65% of the next $100 million,
    Fund                             .60% of the next $100 million,
                                     .55% of the next $100 million, and
                                     .50% of average annual net assets in excess
                                          of $500 million

Oppenheimer Main Street  $6,809.1    .65% of the first $200 million of average
  Income & Growth Fund,                   annual net assets,
  a series of Oppenheimer                         .60% of the next $150 million,
  Main Street Fund, Inc.             .55% of the next $150 million, and
                                     .45% of average annual net assets in excess
                                          of $500 million

Oppenheimer Growth & Income          $46.9        .72% of the first $200 million of average
  Fund, a series of Oppenheimer                        annual net assets,
  Variable Account Funds             .75% of the next $200 million,
                                     .69% of the next $200 million,
                                     .66% of the next $200 million, and
Oppenheimer Multiple     $484.3      .60% of average annual net assets in excess
  Strategies Fund, a series of                         of $800 million
  Oppenheimer Variable
  Account Funds

Oppenheimer Multiple Strategies      $308.6       0.75% of the first $200 million of average
  Fund (formerly "Oppenheimer                           annual net assets,
   Asset Allocation Fund")                        0.72% of the next $200 million,
                                     0.69% of the next $200 million,
                                     0.66% of the next $200 million, and
                                     0.60% of average annual net assets in
                                           excess of $800 million

                                                                  Exhibit C
                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                   With

                    OppenheimerFunds Distributor, Inc.

                           For Class B Shares of

                    Oppenheimer Total Return Fund, Inc.

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of __________, 199___, by and between Oppenheimer Total
Return Fund, Inc. (the "Fund") and OppenheimerFunds Distributor,
Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule,
according to the terms of this Plan.   The terms and provisions of
this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act,
(ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and
(iii) has been selected by the Distributor to receive payments under the Plan.

     (b) "Independent Directors" shall mean the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

     (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

     (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or
(ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution assistance services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (1) by purchase, (2) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the
Distributor:

           (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(ii) below.

          (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

               The distribution assistance to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and\or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and\or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

     (b)  Payments to Recipients.  The Distributor is authorized
under the Plan to pay Recipients (1)   distribution assistance fees
for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor or to the Distributor if such affiliated person and/or the Distributor qualifies as a Recipient.

          (i) Service Fee. In consideration of the administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Directors.

               Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, the Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Directors. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

          (ii) Services Provided by Recipients. The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

               The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     (c) A majority of the Independent Directors may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice.

     (d)  The Service Fee and the Asset-Based Sales Charge on
Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under of the NASD Conduct Rules.

     (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the
Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings.

     (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion, a majority of the Fund's Independent Directors at any time may remove any broker, dealer, bank or other person or entity as a Recipient, where upon such person's or entity's rights as a third-party
beneficiary hereof shall terminate.   Notwithstanding any other
provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of the incumbent Disinterested Directors. Nothing herein shall prevent the incumbent Disinterested Directors from soliciting the views or the involvement of others in such selection or nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on __________, 199___, for the purpose of voting on this Plan, and shall take effect after being approved by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated ___________, 199___. Unless terminated as hereinafter provided, it shall continue in effect until ___________, 199___ and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors.

      This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Director Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Director or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Director liability for acts or obligations of the Fund.

                         Oppenheimer Total Return Fund, Inc.


                         By:
                         -----------------------------------


                         OppenheimerFunds Distributor, Inc.


                         By:
                         -----------------------------------

                                                                  Exhibit D

                DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                   with

                    OppenheimerFunds Distributor, Inc.

                           For Class C Shares of

                    Oppenheimer Total Return Fund, Inc.


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the ____ day of ______, 199__, by and between Oppenheimer Total Return Fund, Inc. (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act,
(ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules") and
(iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

     (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and
(iii) has been selected by the Distributor to receive payments under the Plan.

     (b) "Independent Directors" shall mean the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

     (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

     (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or
(ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative
Support Services.

     (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares acquired (1) by purchase, (2) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the
Distributor:

          (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

          (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

               The distribution assistance services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients;
(iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")) and state "blue sky" registration expenses.

     (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) asset-based sales charge payments for rendering distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940
Act) of the Distributor or to the Distributor if such affiliated person and/or the Distributor qualifies as a Recipient.

          In consideration of the services provided by Recipients, the Distributor shall make the following payments to Recipients:

          (i) Service Fee. In consideration of administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Directors.

               Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (A) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (B) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

               The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

          (ii) Distribution Service Fee (Asset-Based Sales Charge Payments). Irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor shall make distribution service fee payments to each Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of shares computed as of the close of each business day constituting "Qualified Holdings" owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. Such payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration. However, no such payments shall be made to any Recipient for any quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Directors.

               The distribution assistance in connection with the sale of Shares to be rendered by the Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

     (c) A majority of the Independent Directors may at any time or from time to time (i) increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or (ii) direct the Distributor to increase or decrease the Minimum Holding Period, the Maximum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a supplement or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

     (d)  The Service Fee and the Asset-Based Sales Charge on
Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD
Conduct Rules.

     (e) Under the Plan, payments may be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the
Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings.

     (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. If either the Distributor or the Board believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as a Recipient under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion a majority of the Fund's Independent Directors at any time may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of the incumbent Disinterested Directors. Nothing herein shall prevent the incumbent Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing services rendered in connection with the distribution of the Shares, the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting Class C shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and (v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on ________, 199__, for the purpose of voting on this Plan, and shall take effect as of the date first set forth above, at which time it shall replace the Fund's Distribution and Service Plan for the Shares dated _______, 199__. Unless terminated as hereinafter provided, it shall continue in effect until _______, 199__ and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

     This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class C Shareholders in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Directors.

     This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder and Director Liability. The Distributor understands that the obligations of the Fund under this Plan are not binding upon any Director or shareholder of the Fund personally, but bind only the Fund and the Fund's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Director liability for acts or obligations of the Fund.

                    Oppenheimer Total Return Fund, Inc.


                    By:
                    -----------------------------------

                    OppenheimerFunds Distributor, Inc.


                    By:
                    -----------------------------------